Filed Pursuant to Rule 424(b)(3)
Registration File No.: 333-41610

SOFTWARE.COM, INC.
SUPPLEMENT TO PROSPECTUS
DATED AUGUST 9, 2000

          This Prospectus Supplement should be read in conjunction with the Prospectus dated August 9, 2000 (the "Prospectus"), which relates to the issuance from time to time of 4,178,363 shares of Software.com, Inc.'s common stock.

          The table of selling stockholders set forth in the "Selling Stockholders" section of the Prospectus should be replaced in its entirety with the following table:

Name	Beneficial Ownership of Shares Prior to Offering	Number of Shares Covered by this Prospectus	Number of Shares to be Owned After Offering	Percentage of Shares to be Owned After Offering

Tom A. Alberg...........................................	2,361	2,361	0	0
Alliant Partners...........................................	1,747	1,747	0	0
David L. Anderson, Trustee of the Anderson Living Trust, 1/22/98..................................	70,277	70,277	0	0
Andreessen 1996 Charitable Trust.....................	4,154	4,154	0	0
David Annan..............................................	2,003	2,003	0	0
Anvest, L.P................................................	22,533	22,533	0	0
G. Leonard Baker, Jr.....................................	69,673	69,673	0	0
BCIP Associates II.......................................	1,942	1,942	0	0
Dennis Bennie.............................................	590	590	0	0
Francis X. Bergen (1)....................................	31,587	31,587	0	0
Francis X. Bergen (1)....................................	17,101	17,101	0	0
Terri J. Bicknell..........................................	150	150	0	0
Jane Bissonnette..........................................	303	303	0	0
Charles A. Blanchard....................................	2,811	2,811	0	0
Michael F. Bosworth.....................................	590	590	0	0
Edward F. and Sherril S. Brennan, JTWRS...........	3,537	3,537	0	0
J. Scott Briggs............................................	1,181	1,181	0	0
David L. Brinker.........................................	590	590	0	0
Michael F. Buhrmann (2)...............................	109,304	109,304	0	0
Chris Carlston (1)........................................	3,966	3,966	0	0
Thomas Carter............................................	94,694	94,694	0	0
Charlton Family Irrevocable Trust.....................	34,712	34,712	0	0
Christopher T. Charlton Revocable Living Trust.....................................................	125,655	125,655	0	0
David Chen...............................................	1,590	1,590	0	0
David Y. Chen...........................................	10,050	10,050	0	0
David Y. Chen & Jill M. Price.........................	886	886	0	0
George H. Clute..........................................	37,153	37,153	0	0
George H. Clute..........................................	119	119	0	0
Comdisco.................................................	5,953	5,953	0	0
Tench Coxe, Trustee of the Coxe/Otus Revocable Trust 4/23/98...........................................	43,173	43,173	0	0
Kirby L. Cramer..........................................	1,181	1,181	0	0
Philip Crown (1)..........................................	2,559	2,559	0	0
Terrence Crown..........................................	12,232	12,232	0	0
Dain Rauscher Investment Services...................	8,308	8,308	0	0
Joe DeAngelis ............................................	333	333	0	0
Thomas De Kang Deng.................................	631	631	0	0
Vince Dell'Anno..........................................	404	404	0	0
Ralph C. Derrickson.....................................	2,485	2,485	0	0
David Dominik...........................................	493	493	0	0
Dow Employees Pension Plan..........................	20,769	20,769	0	0
Chris Doyle................................................	4,735	4,735	0	0
Lonnie S. Edelheit, Ph.D................................	590	590	0	0
Karl J. Ege.................................................	590	590	0	0
William W. Ericson......................................	1,451	1,451	0	0
Ewing Marion Kauffman Foundation..................	41,538	41,538	0	0
FG-ATM, LLC...........................................	74,737	74,737	0	0
Alan Fleischman..........................................	8,320	8,320	0	0
Jerome Fleischmann .....................................	21,650	21,650	0	0
Robert M. Fleischmann (1)..............................	134,050	134,050	0	0
Robert M. Fleischmann (1)..............................	17,101	17,101	0	0
Frog & Peach Investors II, LLC........................	2,928	2,928	0	0
Stephen H. Frank.........................................	4,047	4,047	0	0
Harvey & Angela Freuhauf Family Trust A-1, FBO Harvey C. Fruehauf, Jr. et al...................	56,165	56,165	0	0
Harvey & Angela Freuhauf Family Trust B-2, FBP David A. Bristol, Jr. et al........................	56,165	56,165	0	0
Robert A. Fulton..........................................	590	590	0	0
Bill Funcannon............................................	5,866	5,866	0	0
Bill Funcannon............................................	19	19	0	0
Joshua Gagliardi (1)......................................	105	105	0	0
James C. Gaither..........................................	3,360	3,360	0	0
GGEP Coinvestment Partners, LLC...................	27,466	27,466	0	0
G&H Partners.............................................	599	599	0	0
Scott Gibson...............................................	590	590	0	0
Gary E. Gigot.............................................	2,952	2,952	0	0
Frank C. Gill..............................................	1,181	1,181	0	0
Thomas G. Gleason III (1)..............................	211,918	211,918	0	0
Gary Glouner.............................................	466	466	0	0
David R. Golob...........................................	1,566	1,566	0	0
William E. Gossman (3).................................	109,304	109,304	0	0
Graystone Venture Fund, L.P...........................	16,615	16,615	0	0
Robert V. Gunderson, Jr.................................	886	886	0	0
C. Rowland Hanson SEP/IRA..........................	590	590	0	0
Peter Hartmaier (1).......................................	109,304	109,304	0	0
Michael F. Hayden.......................................	378	378	0	0
Brian C. Henry............................................	2,361	2,361	0	0
Fredric Hibbler............................................	485	485	0	0
Sherryl W. Hossack......................................	535	535	0	0
George E. Hubman.......................................	2,952	2,952	0	0
Imperial Bank Corporation..............................	18,882	18,882	0	0
Infospace.com, Inc.......................................	76,068	76,068	0	0
Grant M. Inman & Suanne B. Inman Trustees Inman Living Trust UAD 5/9/89.....................	1,181	1,181	0	0
The James Irvine Foundation...........................	10,736	10,736	0	0
Wilford James.............................................	682	682	0	0
Steven M. and Neal B. Johnson, Tenants in Common.............................................	11,992	11,992	0	0
Mallory Kates.............................................	1,759	1,759	0	0
Charles Katz...............................................	590	590	0	0
Stephen W. Kennel.......................................	21,269	21,269	0	0
Kenyon College...........................................	16,615	16,615	0	0
Douglas M. Kerr, Ph.D. & Carol G. Kerr.............	590	590	0	0
John Ketterer..............................................	6,071	6,071	0	0
Key Capital Corporation.................................	33,230	33,230	0	0
Michelle Laird............................................	212	212	0	0
Gerard H. Langeler.......................................	37,153	37,153	0	0
Gerard H. Langeler.......................................	119	119	0	0
William W. Lattin, Ph.D. & June Lattin..............	590	590	0	0
David S. Lundeen........................................	2,485	2,485	0	0
Rick Maiero...............................................	1,321	1,321	0	0
David J. Maki.............................................	571	571	0	0
Massachusetts Institute of Technology................	24,923	24,923	0	0
Angus A. MacNaughton.................................	1,085	1,085	0	0
McIntyre Associates, Inc................................	4,663	4,663	0	0
Donald K. McKinney....................................	40,109	40,109	0	0
Donald K. McKinney (Escrow)........................	5,025	5,025	0	0
Brendan McNichols......................................	236	236	0	0
MCP Global Corporation Limited.....................	169,029	169,029	0	0
Meyer Memorial Trust...................................	24,923	24,923	0	0
T. Steven Miller (1).......................................	10,557	10,557	0	0
Thomas A. & Joseph E. Miller (TiC)..................	7,357	7,357	0	0
Thomas A. & Joseph E. Miller (TiC)..................	10,557	10,557	0	0
Thomas A. & Joseph E. Miller (TiC)..................	855	855	0	0
William D. Miller........................................	13,036	13,036	0	0
William D. Miller........................................	590	590	0	0
William D. Miller........................................	42	42	0	0
M.J.B., Co., L.L.C.......................................	21,142	21,142	0	0
David C. Moffenbeier...................................	590	590	0	0
Nassau Capital Funds, L.P..............................	24,923	24,923	0	0
Bic Nguyen................................................	102	102	0	0
Northwest Venture Services Corporation Profit Sharing Retirement Trust FBO George H. Clute...	590	590	0	0
Northwest Venture Services Corporation Profit Sharing Retirement Trust FBO Bill Funcannon...	295	295	0	0
Northwest Venture Services Corporation Profit Sharing Retirement Trust FBO Gerard H. Langeler.................................................	590	590	0	0
Northwest Venture Services Corporation Profit Sharing Retirement Trust FBO Charles P. Waite, Jr.................................................	295	295	0	0
NOX Technology, Inc...................................	8,308	8,308	0	0
Anoma Olmedo...........................................	218	218	0	0
Olympic Venture Partners...............................	442	442	0	0
Olympic Venture Partners IV - Partners..............	24,457	24,457	0	0
Olympic Venture Partners IV - Escrow...............	72,304	72,304	0	0
George Orban.............................................	1,771	1,771	0	0
Oregon Public Employees' Retirement Fund.........	116,306	116,306	0	0
OVP IV Entrepreneurs Fund............................	57	57	0	0
OVP IV Entrepreneurs Fund - Escrow................	4,604	4,604	0	0
Kara Diane Palmer.......................................	689	689	0	0
John E. Parkey............................................	590	590	0	0
John E. Parkey............................................	3,747	3,747	0	0
Chris Pearson.............................................	364	364	0	0
Michele Y. Phua..........................................	124	124	0	0
W. Jeffers Pickard........................................	1,181	1,181	0	0
Greg Pickrell..............................................	1,423	1,423	0	0
Mike Pirie (1)..............................................	54,652	54,652	0	0
GA Pogue & Associates Money Purchase Plan/FBO Susan K. Rho..............................	3,756	3,756	0	0
Gerald A. and Mai N. Pogue............................	15,020	15,020	0	0
Power Corporation of Canada..........................	83,966	83,966	0	0
pr.com, inc.................................................	582	582	0	0
Albert Prast................................................	30,213	30,213	0	0
John Rae...................................................	965	965	0	0
Gregory S. Rickman......................................	174	174	0	0
Gustavo Rivera............................................	2,815	2,815	0	0
John W. Robertson.......................................	1,642	1,642	0	0
Robertson Stephens......................................	6,650	6,650	0	0
Jessee T. Rodgers........................................	493	493	0	0
Anthony P. Russo.........................................	11,242	11,242	0	0
Louis E. Ryan, Jr.........................................	886	886	0	0
Louis E. Ryan, Sr........................................	886	886	0	0
David Rybarczyk (1).....................................	4,670	4,670	0	0
Gregory P. and Sarah J.D. Sands, Trustees The Gregory P. and Sarah J.D. Sands Trust Agreement dated 2/4/99..............................	1,008	1,008	0	0
Saunders Holdings, L.P.................................	23,136	23,136	0	0
Dale Schweppe...........................................	72	72	0	0
Wendy Sefcik.............................................	273	273	0	0
Seligman Communications and Information Fund, Inc........................................................	74,737	74,737	0	0
Seligman Investment Opportunities (Master) Fund- NTV Port................................................	62,779	62,779	0	0
Seligman New Technologies Fund, Inc...............	236,171	236,171	0	0
Silicon Valley Bancshares..............................	2,077	2,077	0	0
Silicon Valley Bank.....................................	2,692	2,692	0	0
Silver Partners............................................	24,923	24,923	0	0
Kimberly Smith...........................................	206	206	0	0
Stanford University.......................................	12,412	12,412	0	0
Richard G. Strayer.......................................	590	590	0	0
Sun Life Assurance of Canada.........................	27,125	27,125	0	0
Sutter Hill Entrepreneurs Fund (AI), L.P.............	4,273	4,273	0	0
Sutter Hill Entrepreneurs Fund (OP), L.P............	10,821	10,821	0	0
Sutter Hill Ventures, a California Limited Partnership..............................................	140,992	140,992	0	0
TGI Fund III, LLC (escrow shares)....................	43,939	43,939	0	0
Donald L. Tisdel..........................................	590	590	0	0
Martin G. Tobias..........................................	1,181	1,181	0	0
TOW Partners, A California Limited Partnership...	33,998	33,998	0	0
Tredegar Investments, Inc..............................	24,923	24,923	0	0
Tredegar Investments, Inc..............................	361,567	361,567	0	0
UMB Bank Trustee for Gunderson Detmer, et al......................................................	581	581	0	0
University of Richmond Endowment Fund..........	33,230	33,230	0	0
Robert T. Vasan..........................................	1,181	1,181	0	0
Gabriel B. Vegh..........................................	590	590	0	0
Mark Vellequette.........................................	8,797	8,797	0	0
Mark Vellequette.........................................	2,639	2,639	0	0
Mark Vellequette IRA...................................	1,010	1,010	0	0
Vellequette Family Trust................................	1,285	1,285	0	0
VLG Investments 1997, L.P............................	3,416	3,416	0	0
VLG Investments 1999..................................	3,015	3,015	0	0
VLG Investments 2000..................................	934	934	0	0
Charles P. Waite, Jr......................................	37,153	37,153	0	0
Charles P. Waite, Jr.......................................	295	295	0	0
Charles P. Waite, Jr......................................	119	119	0	0
William D. Walker.......................................	590	590	0	0
Robert T. Wall............................................	2,952	2,952	0	0
Walter Frank & Co.......................................	5,059	5,059	0	0
Washington State Investment Board..................	41,538	41,538	0	0
Wells Fargo Bank, Trustee SHV M/P/T FBO Tench Coxe.............................................	12,186	12,186	0	0
Wells Fargo Bank, Trustee SHV M/P/T FBO Sherryl W. Hossack....................................	355	355	0	0
Western Metal Industry Pension Fund................	41,538	41,538	0	0
Michael Wilhoite.........................................	2,382	2,382	0	0
Ken Wyatt.................................................	33,230	33,230	0	0
The Wythes Grandchildren's Trust, Jennifer W. Vettel, Paul M. Wythes, Jr. and Linda W. Knoll, Trustees.........................................	2,475	2,475	0	0
Paul M. Wythes and Marsha R. Wythes, Trustees of The Wythes Living Trust 7/21/87................	9,448	9,448	0	0
Yahoo!.....................................................	6,200	6,200	0	0
Yale University...........................................	24,923	24,923	0	0
1996 Yang Charitable Reminder Trust................	4,154	4,154	0	0
William H. Younger, Jr. Trustee, The Younger Living Trust, 1/20/95.................................	73,841	73,841	0	0

Total	4,178,363	4,178,363

          This Prospectus Supplement is not complete without, and may not be delivered or utilized except in connection with, the Prospectus, including any amendments or supplements thereto.

The date of this Prospectus Supplement is August 23, 2000.